Exhibit 10.2

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO COMMERCIAL SUPPLY AGREEMENT

This First Amendment to Commercial Supply Agreement (this “Amendment”), effective as of March 11, 2026 (the “First Amendment Effective Date”), is made by and between ARS Pharmaceuticals Operations, Inc., a Delaware corporation (“Supplier”), having an office at 11682 El Camino Real, Suite 300 San Diego CA 92130, U.S., and ALK-ABELLÓ A/S, Bøge Allé 6-8, 2970 Hørsholm, Denmark Supplier reg. no. 63717916 (“Purchaser”).

RECITALS

Reference is made to that certain Commercial Supply Agreement, dated as of November 9, 2024 (the “Agreement”), by and between Supplier and Purchaser. Capitalized terms used but not otherwise defined herein shall have the respective meanings given in the Agreement.

WHEREAS, Supplier and Purchaser desire to enter into this Amendment for purposes of modifying the Agreement as set forth herein.

NOW, THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Amendment of Section 1.28. Section 1.28 under Article 1 - Definitions of the Agreement is hereby deleted in its entirety and replaced with the language below:

“1.28 “Lot”means [***].

2.
Amendment of Section 2.3(d)(i). Section 2.3(d)(i) under Article 2 – Product Supply of the Agreement is hereby deleted in its entirety and replaced with the language below:

“(i) Purchaser shall have the right to place Orders for [***] Lots, [***] Lots and [***] Lots. With respect to [***] Lots, Purchaser will only have the right to place Orders for up to [***] batches at the [***] Lot size through [***]. Upon Purchaser’s request, Supplier shall use [***] to supply more than [***] batches of Supply Product in [***] Lots and to supply Supply Product in [***] Lots after [***]. The Price for (A) any additional [***] Lots above [***] batches and (B) Supply Product in [***] Lots after [***], in each case ((A) and (B)) shall be [***]. [***].”

3.
Amendment of Exhibit A. Exhibit A of the Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
4.
General.
4.1.1.
Except as expressly amended herein, the Agreement shall remain in full force and effect.
4.1.2.
The validity, interpretation and effect of this Amendment shall be governed by and construed under the laws of the State of New York without reference to principles of conflicts of laws.
4.1.3.
This Amendment may be executed in counterparts, including electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

(The remainder of this page is intentionally left blank. The signature page follows.)

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed on its behalf as of the date of the last signature below:

SUPPLIER ARS PHARMACEUTICALS OPERATIONS, INC. By: /s/ Brian Dorsey Name: Brian Dorsey Title: Chief Operating Officer Date: 2/9/2026	PURCHASER ALK-ABELLÓ A/S By: /s/ Claus Steensen Sølje Name: Claus Steensen Sølje Title: CFO Date: 3/11/2026
ALK-ABELLÓ A/S By: /s/ Peter Halling Name: Peter Halling Title: CEO Date: 3/11/2026